Exhibit 99.1
Boston Investor Meetings July 12, 2006

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the higher price of oil and its impact on the value of production tax credits, and the ability to utilize and/or sell interests in facilities producing such credits, or the potential requirement to refund proceeds received from synfuel partners; the uncertainties of successful exploration of gas shale resources and inability to estimate gas reserves with certainty; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance; nuclear regulations and operations associated with nuclear facilities; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations; contributions to earnings by non-utility subsidiaries; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to terrorism; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; uncollectible accounts receivable; litigation and related appeals and changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2005 Form 10-K, and the 2006 quarterly report on Form 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison. Any projections of financial performance are as of an April 6, 2006 presentation filed with the SEC by Form 8-K on that day, and are not being updated as of the time of this presentation. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in our Form 10-K and 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain this Form from the SEC by calling 1-800-SEC-0330.

Participants Gerry Anderson President and COO Dave Meador EVP and CFO Mike McNalley Director of Investor Relations

Power and Industrial Projects Unconventional Gas Production Fuel Transportation and Marketing Detroit Edison MichCon DTE Energy Is an Integrated Energy Company Strong, Stable and Growing Utilities Complementary Non-Utility Growth Businesses

DTE Energy's Investment Thesis 6% utility growth customer focused investment program 10-20% non-utility growth1 strong pipeline of opportunities stable balance sheet financial flexibility +5% dividend yield competitive and sustainable 9-10% overall earnings growth1 1 excluding synfuels cleaner air significant emissions reduction 1st quartile performance customer satisfaction, operations and safety + actions results 6% potential annual earnings growth reasonable rates mitigate impact on customer rates customer-focused investment program Performance Excellence Process DTE Energy's Utility Strategy: Earnings Growth with Reasonable Rate Impact

DTE Energy's Non-Utility Strategy Focus on three key, well-defined areas Disciplined Investment with a strict risk/return criteria that has produced solid returns Value Creation with an objective to bring each non- utility business segment to $50-100M of earnings thereby increasing visibility and valuation Continued significant value creation is the objective of our Non-Utility businesses

Non-Utility Investment Focused on Three Key Areas Own and operate energy-related assets for large energy-intensive customers Transport and store primary fuels Asset-based trading Shale gas production in the Antrim and Barnett Power & Industrial Projects Fuel Transportation & Marketing Unconventional Gas Production

DTE Energy Value Drivers

DTE Energy

	Value Driver	Valuation Impact
Detroit Edison & MichCon	Higher EPS and cash flows through increased rate base investments	▪ Higher EPS X industry P/E multiple
Barnett Shale	Higher proven/possible reserves, increased production, cash from operations, additional acreage	▪ Reserve valuation ▪ Potential value of our sizable southern acreage
Antrim Shale	Roll off of existing legacy hedges	▪ Reserve valuation ▪ Average of ~2 Bcf of hedges roll off annually through 2014
Power & Industrial Projects and Fuel Transportation & Marketing	Higher EPS and cash flows	▪ Higher EPS X appropriate multiple
Debt Reduction	Lower interest expense	▪ Higher EPS X industry P/E multiple

9

Overall DTE Energy Earnings Profile 2005A 2006E 2007E 2008E 2009E 2010E Utilities 345 403 423 444 467 490 Non-Utility - Other -51 51 44 51 56 59 Non-Utility - Areas of Future Capital Investment 35 85 120 155 175 185 Synfuels 273 215 215 Corporate & Other -51 -75 -93 -89 -85 -81 Projected Profile of Operating Earnings* Excludes Synfuels ($ millions) 9-10% average annual operating earnings growth potential from 2006-2010* Utility Growth Non-Utility Growth * Excludes synfuel; reconciliation to GAAP reported earnings included in the appendix; the earnings projection is as of an April 6, 2006 presentation filed with the SEC by Form 8-K on that day, and is not being updated as of the time of this presentation

Stable Balance Sheet Metrics Provide Flexibility DTE Energy Funds from Operations/Debt ** Assumes midpoint of guidance 2004A 2005A 2006E 2007E 2008E 19 22 23 23 23 2 2 19% 22% 23%** 23-25% DTE Energy Leverage* 2004A 2005A 2006E 2007E 2008E 23-25% 2004A 2005A 2006E 2007E 2008E 51 52 53 50 50 3 3 51% 52% 53%** 50-53% 2004A 2005A 2006E 2007E 2008E 50-53% * Excludes securitization debt and MichCon short term borrowings

Industry Dividend Yield July 7, 2006 PGN 0.056 ED 0.052 DTE 0.051 AEE 0.05 SO 0.048 CNP 0.048 KSE 0.046 SCG 0.044 AEP 0.043 NI 0.042 D 0.037 FPL 0.036 PPL 0.034 PEG 0.034 PCG 0.034 FE 0.033 ETR 0.031 TXU 0.028 CEG 0.028 EXC 0.028 EIX 0.028 SRE 0.026 CMS 0 Our Sustainable Dividend is Very Competitive DTE 5.1% Our current stable dividend is $2.06 per share Our dividend policy is based on underlying, long-term cash flows Temporary synfuel cash flows are not part of dividend considerations If our earnings increase as expected, our payout ratio will improve Dividend Payout Based on Illustrative Profile of Operating Earnings Excluding Synfuels 2006E 2007E 2008E 2009E 2010E

Synfuels Expected to Produce ~$1B in Cash by Year End 2009 Even with No Future Production Synfuel Cash Flow 2006-2009 ($millions) No tax credit phase out No future production Earnings 1333 1015 ~$1,350 ~$1,000 No tax credit phase out No future production Earnings 430 100 ~$430 ~$100 Synfuel Operating Earnings* 2006-2007 ($millions) * Reconciliation to GAAP reported earnings included in the appendix

DTE Energy's Investment Thesis 6% utility growth customer focused investment program 10-20% non-utility growth1 strong pipeline of opportunities stable balance sheet financial flexibility +5% dividend yield competitive and sustainable 9-10% overall earnings growth1 1 excluding synfuels

Detroit Edison

Profile of Detroit Edison Tenth largest electric utility in the USA with 2.2 million customers 7,600 square mile service territory centered around Detroit $4.5 billion in revenue, $13 billion in assets Regulated by the Michigan Public Service Commission (MPSC) Detroit Michigan Service Territory Coal Nuclear Gas and Oil Hydro East 6948 1111 2102 917 Coal 63% Gas/Oil 19% Nuclear 10% Generation Capacity by Fuel Type Total Capacity = 11,113 MW Pumped Storage 8%

Detroit Edison Regulatory Framework Fully regulated by the MPSC 11% allowed return on equity (ROE) ~$3.0B equity base Constructive progress in recent cases Nov. 2004 main rate case Dec. 2005 rate restructuring case Power Supply Cost Recovery (PSCR) mechanism in place Passes through fuel, purchased power, transmission and NOx allowance costs to customers Pension expense tracker

Detroit Edison Rate Review Rate Review Calendar MPSC Staff testimony filing August 23 Expected final order December MPSC investigating potential for utility overearning in 2007 due to: Reduction in Choice volume Cost reductions from DTE Energy's Performance Excellence Process Expiration of residential rate caps These positive factors must be considered in the context of: Major electric infrastructure and environmental investments Implementation costs and timing of Performance Excellence Process savings Hearing begins Sept. 21

Electric Choice Volumes Have Declined Significantly Total C&I Primary C&I Secondary Electric Choice volumes have declined as a result of: MPSC orders that rationalized Choice economics Current market prices for electricity At its peak, Choice represented ~20% of electric sales; it is now ~6% Choice continues to be sensitive to wholesale market prices Work on deskewing remains

$1B Investment for Clean Air Act Compliance Underway Potential Cost 2006-2010 Potential In Service Date Unit 3 SCR ~$150M 2007 Unit 4 Scrubber and common infrastructure ~$300M 2008 Unit 3 Scrubber ~$200M 2010 Units 1 and 2 Scrubbers ~$400M Post-2010 Compliance with the Clean Air Act will focus on 3,000 MW coal-fired Monroe plant Monroe Power Plant ~2009 New construction Unit 3 SCR Unit 4 scrubber and infrastructure

Investments in Detroit Edison Driven by Required Environmental Investments 2005A 2006E 2007E 2008E 2009E 2010E Base capex 7821 8304 8728 9077 9367 9697 Capital Expenditures $875-1,065 $800-950 $750-950 $750-950 $750-950 Detroit Edison Potential Net Utility Plant 2005-2010 Not including new base-load generation ($ millions) Depreciation $465-475 $480-490 $505-520 $520-545 $540-570 Equity Base ~$3,000 ~$3,800-3,900 Earnings Potential* $320-335 ~$425 ~6% annual earnings growth * 2006 operating earnings guidance $320-335M; see appendix for information regarding GAAP reconciliation; the earnings projection is as of an April 6, 2006 presentation filed with the SEC by Form 8-K on that day, and is not being updated as of the time of this presentation

MichCon

Profile of MichCon Eleventh largest natural gas utility in the U.S. with 1.3 million customers 14,700 square mile service territory throughout Michigan Significant gas storage capacity benefits customers (11% of total Midwest and Northeast capacity) $2.1 billion in revenue $3.3 billion in assets Regulated by the MPSC Detroit Service Territory Q1 Q2 Q3 Q4 East 0.5 0.13 0.06 0.31 2005 System Sales Volume by Quarter

MichCon Regulatory Framework Fully regulated by the MPSC 11% allowed ROE ~$800M equity base No major rate proceedings underway Uncollectible expense tracker 90% of difference from $37M level set in rates is deferred as a regulatory asset or liability and collected in rates 2005 uncollectible expense $60M Gas Cost Recovery (GCR) mechanism

Gas Distribution System Investments Will Benefit Customers Distribution system expansion New infrastructure to meet demand growth in western Michigan In service year-end 2007 New customer attachments Expansion of existing regulated gas storage facilities Increase storage by 17 Bcf Reduces customer commodity risk In service year-end 2007 Pipeline Safety Act compliance Inspect 400 miles of pipe by 2012 and repair as necessary

2005A 2006E 2007E 2008E 2009E 2010E Base capex 1784 1841 1956 2000 2041 2088 Investments in MichCon Driven by Needed System Expansion and Pipeline Safety Act Compliance Capital Expenditures $150-200 $250-300 $100-200 $100-200 $100-200 MichCon Potential Net Utility Plant 2005-2010 ($ millions) Depreciation $100-105 $110-115 $115-120 $115-125 $120-130 Equity Base ~$800 ~$900-950 Earnings Potential* $70-80 ~$100 ~7% annual earnings growth * 2006 operating earnings guidance $70-80M; see appendix for information regarding GAAP reconciliation; the earnings projection is as of an April 6, 2006 presentation filed with the SEC by Form 8-K on that day, and is not being updated as of the time of this presentation

Performance Excellence Process

Performance Excellence Process Focused on Improving Service while Reducing Cost Reduced Costs Improved Customer Satisfaction Increased Productivity Goal is to achieve 1st quartile performance in all areas Focusing on all areas of Detroit Edison, MichCon and Corporate Support Expect substantial reductions in O&M, capital and PSCR costs Redesigning and restructuring processes, organizations Removing non-value added work Replacing legacy systems with SAP Investing in power plants and distribution system to improve reliability, decrease outages Investing in technology and services to improve overall customer satisfaction on-going Performance Excellence Process Financial Benefits 2006E 2007E 2008E 2009E 2010E O&M Savings 44 153 218 218 218 Capital Savings 20 25 32 32 32 PSCR Savings 25 45 50 50 50 Potential Benefits of Performance Excellence Process ($ millions, pre-tax) $50-100 $200-250 $250-350 2006E 2007E 2008E 2009E 2010E Detroit Edison 34 114 160 160 160 MichCon 8 35 52 52 52 Corporate 1 4 6 6 6 $30-70 $150-200 $200-250 Sources of Potential Performance Excellence Process O&M Savings ($ millions, pre-tax) Cost to achieve savings $200-250 on-going

Utility Summary

Utility Summary Responsible, long-term investment program creates growth Earnings approaching allowed ROE Performance Excellence Process minimizes need for rate increases Constructive regulatory environment

Expect Full and Timely Inclusion of Utility Investments into Rate Base History of inclusion of all environmental and safety expenditures in rate base $550M included in Detroit Edison's 2004 rate case We are doing our part to reduce cost while improving customer service - Performance Excellence Process (PEP) Illustrative Revenue Deficiency Revenue Sufficiency 2006 2007 2008 2009 2010 Increasing need due to investments Decreasing need due to PEP savings Resulting need for rate increases

Investment in Utilities Grows Potential Net Income by over $100M Potential Operating Earnings Growth from Utility Investment 2006-2010 ($ millions) * 2006 operating earnings guidance $320-335M at Detroit Edison and $70-80M at MichCon; see appendix for information regarding GAAP reconciliation; The earnings projection is as of an April 6, 2006 presentation filed with the SEC by Form 8-K on that day, and is not being updated as of the time of this presentation annual earnings growth rate 6%

2005A 2006E 2007E 2008E 2009E 2010E Base Utility Earnings 345 383 361 297 250 199 PEP Savings 27 97 138 138 138 MichCon Rate Increase 15 36 43 62 Deco Rate Increase 70 125 Performance Excellence Process Creates Headroom for Utility Investment $345 Illustrative Profile of Utility Operating Earnings Growth* ($ millions) ~$525 * Reconciliation to GAAP reported earnings included in the appendix; the earnings projection is as of an April 6, 2006 presentation filed with the SEC by Form 8-K on that day, and is not being updated as of the time of this presentation $390-415 Detroit Edison rate increase Base utility earnings Performance Excellence Process savings MichCon rate increase Investments are translated into rate base through standard rate cases MichCon rate case possible in 2006 Detroit Edison required to file rate case by July 2007

Non-Utility Businesses Unconventional Gas Fuel Transportation & Marketing Power & Industrial Projects

Unconventional Gas Has a Clear Focus on Shale Production Active in two plays: the Antrim and Barnett shales 15+ years of experience with unconventional resources Not pursuing conventional E&P Unconventional Gas Fuel Trans. & Marketing Power & Industrial

2006 Barnett Development Plan

Unconventional Gas
Fuel Trans. & Marketing
Power & Industrial

DTE Energy



Zones of DTE Acreage
Vertical Wells
Horizontal Wells
Core area
Western area
Southern Expansion Area
28,000 ac.
3,000 ac.
55,000 ac.
Montague
Cooke
Dallas/ Ft Worth Metropolitan Area
Palo Pinto
Hood
Erath
Ellis
Bosque

2006 Goals

1) Increase production from Core and Western areas
   - Drill 55+ wells
   - Forecast 4.1 Bcf net production, ~500% increase over 2005
   - Expect 300%-400% production rate increase from Tarrant, Johnson and Jack county land

2) Test southern acreage
   - Drill 4 additional test wells in four distinct areas
   - Large operators are also evaluating the southern area
   - Expect some production from the southern acreage and a clearer picture of our potential reserves by year end 2006

37

Building Scale in Barnett Spent ~$120M in 2004-2005 in Barnett acquiring acreage and drilling wells Completed acquisition of 18,000 acres and 44 producing wells in 2005 Led to significant increase in production and reserves Production has increased substantially in 2006 Current production of ~12 mmcfd Approximately 10 mmcfd awaiting pipeline connections Southern acreage could provide significant upside to reserves and production Net Production Rate (mmcf/day) 0 12 Gross Producing Wells 5 80 5/31/06 1/1/05 Reserves (Bcfe) Probable Reserves Proven Reserves 8 16 120 59 179 8 12/31/2005 1/1/2005 Acreage Position (thousands) Net Undeveloped Acres Net Developed Acres 49 49 70 16 86 12/31/05 1/1/05 Barnett Shale Operating Metrics 65 12/31/05 5/31/06 1/1/05 12/31/05 4 62 14 5/31/06 76 Unconventional Gas Fuel Trans. & Marketing Power & Industrial

Gas Investment Outlook Antrim: plan to continue drilling ~100 new wells per year to replace declining wells Barnett: plan to drill 55 new wells in 2006 Currently have 5 rigs operating, plan to add 1 more by year end 2006 We continue to evaluate small acreage acquisitions Unconventional Gas Production Capital Expenditures ($ millions) 2004 2005 2006E 2007E 2008E 38 144 120 150 100 20 50 50 $38 $144 $120-140 $150-200 $100-150 2004 2005 2006E 2007E 2008E 6 4 25 40 50 5 10 15 Unconventional Gas Production Operating Earnings* ($ millions) $4 $6 $50-65 * Reconciliation to GAAP reported earnings included in the appendix; the earnings projection is as of an April 6, 2006 presentation filed with the SEC by Form 8-K on that day, and is not being updated as of the time of this presentation Drivers of earnings are market prices and production volumes As we develop reserves, we expect to hedge a significant portion of our production Valuations based on reserves, not operating earnings, are the best measure of this business' underlying value Unconventional Gas Fuel Trans. & Marketing Power & Industrial

While Earnings Growth Will Be Significant, Reserves Represent the True Value

Unconventional Gas
Fuel Trans. & Marketing
Power & Industrial
DTE Energy

Antrim Reserve Valuation

Component	Reserves (Bcfe)	Valuation Comparable ($/mcf)
Probable	35	0.50-1.00
Proved	338	2.50-3.00

($ millions)	$850-1,050
Less: Cost of Legacy Hedges Based on $5 market to hedge price differential	(280)
Less: Allocated debt	(150)
Current Valuation	~$420-620

Current Per share valuation of ~$2.35-3.50

Barnett Reserve Valuation

Component	Reserves (Bcfe)	Valuation Comparable ($/mcf)
Probable*	120	1.50-2.50*
Proved	59	1.50-3.00

($ millions)	$270-480
Less: Allocated debt	(60)
Current Valuation	~$210-420

Current Per share valuation of ~$1.20-2.40

Does not assign any value to our sizable southern acreage

Substantial value has already been created in this business unit

* In northern and western counties, where reserves are well understood

40

Unconventional Gas Has a Lower Risk Profile Conventional E&P risk includes the exploration risk of finding the reservoir The location of unconventional formations are typically well known and can exist over a large area, reducing the exploration risk Unconventional formations act as source, reservoir and seal After a test well phase to prove the economic viability of a given area, unconventional resources can be developed on a large scale Gas "manufacturing" Unconventional Conventional Unconventional Gas Fuel Trans. & Marketing Power & Industrial

The Barnett Shale Is Becoming a World Class Gas Reservoir Historic Core Area 1,120 square miles 15 Tcf undiscovered resource (USGS '04) Currently Producing 900 MMcfd The Core Area has been expanding to the west and south as production volumes increase The Barnett is a thick, continuous, highly organic shale that covers approximately 10,000 square miles of the Fort Worth Basin During the first 20 years of its development the industry believed the Barnett Shale play was limited to the area shown here as the Historic Core Area The development of horizontal well technology and high gas prices have expanded the extent of the play by several orders of magnitude Dallas/Ft Worth Metropolitan Area Barnett Expansion Area Could be an additional 3,000 to 7,000 square miles The industry is still defining productive limits Current production from expansion areas 300 MMcfd Unconventional Gas Fuel Trans. & Marketing Power & Industrial

Horizontal Well Technology Has Driven Activity in the Barnett Expansion Area Some areas, such as Jack County, are still well-suited for vertical wells Completion of Barnett wells requires large hydraulic fracture stimulations to crack the rock Holding the stimulation in the Barnett is key to production performance Must adequately crack the shale Horizontal wells have opened a potentially large expansion area Current challenge is to keep horizontal wellbore away from faults that connect to Ellenberger (water bearing formation) Core Area Expansion Area Depth: 5,000' 8,000' Unconventional Gas Fuel Trans. & Marketing Power & Industrial

DTE Energy has Diversified Its Risk Reward Profile in the Barnett Shale Maximum value creation in E&P is derived by taking raw acreage and turning it to reserves Takes time and capital to move any given project up the value curve DTE Energy's core and western assets provide near- term cash flow DTE Energy's southern acreage provides significant development scale, if proven ILLUSTRATIVE Entry Cost Area Maturity or Cumulative CAPEX (time) Risk Low High High Low Test Wells 2nd Phase of Testing Project Development Production Optimization Infill Drilling Harvest West and Core Area Southern Acreage THE E&P "VALUE CURVE" Land Acquisition Unconventional Gas Fuel Trans. & Marketing Power & Industrial

Fuel Transportation & Marketing Has a Clear Focus on Natural Gas and Coal Going forward this segment will focus on two key areas where we have extensive experience Natural gas pipelines & storage Ownership interest in Vector and Millennium pipelines Own 75 Bcf of non-utility storage Coal transportation & marketing Largest third party shipper in the United States - 42M tons shipped in 2005 Energy Trading plays a key role in optimizing DTE's storage, pipeline and generation assets Unconventional Gas Fuel Trans. & Marketing Power & Industrial

Investment Outlook for Gas Pipelines & Storage Our assets strategically link supply hubs with growing customer demand in the Northeast Washington 10 Storage Field Phase I expansion added 8 Bcf of capacity Phase II expansion: Adds 14 Bcf of working gas capacity In service April 2006 DTE capital investment of $46M Vector Pipeline Phase I Expansion Expand Vector long-haul capacity by 200,000 Dth/d In service November 2007 DTE capital investment of $27M Millennium Pipeline Build 186 mile pipeline in New York State Transportation capacity of 500,000 Dth/d In service November 2007 DTE capital investment of $176M Numerous additional storage and pipeline projects are also being evaluated We are playing into very strong fundamentals in this segment and have a solid pipeline of opportunities Unconventional Gas Fuel Trans. & Marketing Power & Industrial

Investment Outlook for Coal Transportation & Marketing Environmental requirements and declining Central Appalachian production are providing new investment opportunities Changing Coal Flows Projects that provide efficiency and lever marketing, trading and transportation strengths: Transportation and shipping access to Great Lakes, Ohio and Mississippi Rivers, and Southeast Industrial coal plants, coal terminals, shipping facilities, and coal handling and marketing companies Potential DTE Energy capital investment of $25-50M in 2006 Unconventional Gas Fuel Trans. & Marketing Power & Industrial

Capital Expenditures Areas of Expected Future Investment (Excludes Energy Trading) 2004 2005 2006E 2007E 2008E 15 36 130 70 80 20 30 40 $15 $36 $130-150 $70-100 $80-120 Building Scale in Fuel Transportation & Marketing Operating Earnings* Areas of Expected Future Investment (Excludes Energy Trading) 2004 2005 2006E 2007E 2008E 26 41 40 45 50 5 5 5 $26 $41 $40-45 $45-50 $50-55 * Reconciliation to GAAP reported earnings included in the appendix; the earnings projection is as of an April 6, 2006 presentation filed with the SEC by Form 8-K on that day, and is not being updated as of the time of this presentation ($ millions) ($ millions) 10-20% Targeted ROIC for New Investments 2005 ROIC 2001 ROIC 14% 6% Return on Invested Capital Areas of Expected Future Investment (Excludes Energy Trading) Fuel Transportation & Marketing investments have produced solid, stable returns Since the acquisition of MCN, have worked diligently to improve the returns Currently the segment has ~$300M of invested capital Most investments supported with mid-term (3-5 years) and long-term (10+ years) contracts Unconventional Gas Fuel Trans. & Marketing Power & Industrial

Power & Industrial Projects Focus on On-Site Projects & Biomass This business is analogous to a private utility, with long-term contracts replacing regulation Energy Input Electricity Steam Compressed Air Chilled Water Waste Water Treatment Coal Petcoke Landfill Gas Industrial User Auto Steel Pulp & Paper Other Industries Long- Term Contracts Business Model Unconventional Gas Fuel Trans. & Marketing Power & Industrial

How We Do It: Illustrative Economics of a Typical Transaction Project Parameters: Customers Gain Material Savings Customer bears commodity risk Contracted term and minimum volumes All fuel requirements to be served by DTE Energy facility Potential Savings Through Fuel Switching Representative Economics for Various Power and Industrial Projects $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 Jan-98 Jul-98 Jan-99 Jul-99 Jan-00 Jul-00 Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 $ / MMBtu Henry Hub Monthly #6 Oil, NY 3%S CAPP Coal, 1%S FOB Big Sandy Natural Gas Fuel Oil Coal Fuel Cost Comparison $0 $2 $4 $6 $8 $10 $12 $14 Jan-98 Jul-98 Jan-99 Jul-99 Jan-00 Jul-00 Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 $ / MMBtu Coal Fuel Cost Comparison Natural Gas Fuel Oil Coal Fuel Oil Natural Gas Processed Solid Fuel Savings $ / mmBtu $9 $7-8 $4-5 $2-4 Unconventional Gas Fuel Trans. & Marketing Power & Industrial

Power & Industrial Investment Outlook In 2004 and 2005 we made significant investment progress, laying the groundwork for future growth: Entered into 7 significant on-site projects, many with multiple locations Became the second largest domestic biomass operator with 32 sites In 2006 and 2007 we have a strong pipeline of potential projects: Expansion of existing projects Portfolio acquisition of on-site utility service projects Two on-site opportunities in the steel industry Two additional landfill gas/renewable energy projects Unconventional Gas Fuel Trans. & Marketing Power & Industrial

2004 2005 2006E 2007E 2008E 57 81 100 100 100 100 100 100 $57 $81 $100-200 $100-200 $100-200 Building Scale - Future Investment Expected to Bring Very Visible Earnings Power & Industrial Projects Operating Earnings* Areas of Expected Future Investment (Excludes synfuels, waste coal and power generation) 2004 2005 2006E 2007E 2008E 5 24 20 30 40 5 5 15 $5 $24 $20-25 $30-35 $40-55 Power & Industrial Projects Capital Expenditures Areas of Expected Future Investment (Excludes synfuels, waste coal and power generation) * Reconciliation to GAAP reported earnings included in the appendix; the earnings projection is as of an April 6, 2006 presentation filed with the SEC by Form 8-K on that day, and is not being updated as of the time of this presentation ($ millions) ($ millions) 8-15% Targeted ROIC for New Investments 2005 ROIC 1997 ROIC 11% 5% Power & Industrial Projects Return on Invested Capital Areas of Expected Future Investment (Excludes synfuels, waste coal, power generation, allocated overheads) We maintain strict risk/return criteria and generally make investments that are modest in scale Currently have ~$470M of invested capital in this segment Although we retain operational and credit risk, we use long-term contracts, fuel pass- throughs, inflation escalators and non- recourse financings to mitigate risk Unconventional Gas Fuel Trans. & Marketing Power & Industrial

Financial

We Expect Cash From Operations Improvement in the Utility and Non-Utility Businesses Illustrative Profile of Utility Cash From Operations ($ millions) Non-Utility Cash from Operations Areas of Future Capital Investment Excludes Synfuels, Power Generation, Waste Coal & Energy Trading ($ millions) 2006E 0 2010E Base Utility Earnings 926 1300 ~$925 ~$1,200-1,300 2006E 2007-2010 Estimated Average 2006E 0 2010E Base Utility Earnings 115 325 ~$115 ~$300-350 Improving utility earnings are a primary driver of this expected long-term improvement In the out years, non-utility cash from operations will be $300-350M per year providing significant financial flexibility This increase is generated primarily from a sharp increase in Unconventional Gas Production and Power & Industrial Projects 2006E 2007-2010 Estimated Average

Solid Historic Returns and Consistent Earnings Growth Total Non-Utility Return on Invested Capital 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E 7 13 14 15 15 21 20 18 18 17 1 15% 21% 20% 18% 18% Our disciplined and consistent approach to non- utility investments has produced very solid returns in excess of traditional utility returns 15% 14% 13% 7% 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E 16 46 84 88 176 229 262 255 286 325 20 Our non-utility investments have made a significant contribution to earnings over the past 10 years Total Non-Utility Operating Earnings* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix; the earnings projection is as of an April 6, 2006 presentation filed with the SEC by Form 8-K on that day, and is not being updated as of the time of this presentation

Expected Growth in Non-Utility Earnings 2004A 2005A 2006E 2007E 2008E PIP 5 24 22.5 32.5 48 FTM 26 41 42.5 47.5 52.5 UGP 6 4 27.5 45 58 Non-Focus Non-Utility Operating Earnings* Areas of Future Capital Investment Excludes synfuels, waste coal, power generation and Energy Trading ($ millions) $69 $85-100 Power & Industrial Projects Fuel Transportation & Marketing Unconventional Gas Production $115-135 $140-175 24 41 4 6 $37 26 5 * Reconciliation to GAAP reported earnings included in the appendix; the earnings projection is as of an April 6, 2006 presentation filed with the SEC by Form 8-K on that day, and is not being updated as of the time of this presentation

We're Making Significant Investments at our Utility and Non-Utility Businesses Utility Rate Base Investments Capital in Excess of Depreciation ($ millions) Non-Utility Potential Investments ($ millions) 2005 2006 2007 2008 2009 2010 0 2005 2006 2007 2008 2009 2010 250 460 460 230 215 190 262 350 320 280 200 200 225 185 280 265 260 140 180 190 200 200 $250 2005 $350-490 $320-500 $460-685 2006E 2007E 2008E 2009E 2010E 2005 2006E 2007E 2008E 2009E 2010E $262 $280-470 $460-645 $230-510 $215-480 Note: Utility Deprec.& Amort. $550 $565-580 $590-605 $620-640 $635-670 $660-700 ~$200-400 $190-450

2005A 2006E 2007E 2008E 2009E 2010E Base Utility Earnings 345 402 438 464 492 525 PEP Impacts 10 20 30 40 50 MichCon Rate Case Impacts 20 20 20 20 Deco Rate Case Impacts 20 40 40 Investments Will Drive Earnings Growth Potential Profile of Utility Earnings Growth* Operating Earnings ($ millions) Potential Non-Utility Operating Earnings In Areas of Future Capital Investment* Excludes Synfuels, Power Generation, Waste Coal & Energy Trading ($ millions) 2005A 2006E 2007E 2008E 2009E 2010E Base Utility Earnings 69 92.5 125 157.5 175 185 $345 $390-415 ~6% Average Annual Earnings Growth ~$525 $69 $85-100 $115-135 $140-175 ~20% Average Annual Earnings Growth * Reconciliation to GAAP reported earnings included in the appendix; the earnings projection is as of an April 6, 2006 presentation filed with the SEC by Form 8-K on that day, and is not being updated as of the time of this presentation

2005 2006E 2007E 2008E PIP 81 150 150 150 FTM 28 140 85 100 UGP 144 130 175 125 We're Investing in Non-Utility Growth, Bringing Scale and Visibility to Each Segment $262 $350-490 Unconventional Gas Production Power & Industrial Projects Fuel Transportation & Marketing $280-470 Potential Non-Utility Investment Areas of Expected Future Capital Investment Excludes synfuels, waste coal, power generation and Energy Trading ($ millions) $320-500 $100-150 $80-120 $100-200 $100-200 $100-200 $130-150 $70-100 $150-200 $120-140 $144 $36 $82 Non-Utility ROIC Targets 8-15% 10-20% 15-20%

Appendix & Reconciliations

Reconciliations Use of Adjusted Cash from Operations Information - DTE Energy management believes that adjusted cash from operations provide a more meaningful representation of the company's operating cash flow and uses adjusted cash from operations as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses adjusted cash from operations to measure performance against budget and to report to the Board of Directors.

Reconciliations Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of 2004 & 2005 Reported Earnings to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliations In this release, DTE Energy discusses 2006 operating earnings guidance. It is likely that certain items that impact the company's 2006 reported results will be excluded from operating results. A reconciliation to the comparable 2006 reported earnings guidance is not provided because it is not possible to provide a reliable forecast of specific line items such as 2007 oil hedging costs and other charges. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 2006 Reported Earnings to Operating Earnings Throughout this presentation there are references to operating earnings, operating earnings in areas of expected future investment and illustrative profile of operating earnings for the years 2007 to 2010. These are not meant to constitute guidance, but rather are indicative of the long-term trends management currently expects from the business. It is likely that certain items that impact the company's reported results for those periods will be excluded from operating results. A reconciliation to the comparable reported earnings/net income amounts is not provided because it is not possible to provide a reliable forecast of specific line items such as oil hedging costs, Performance Excellence Process restructuring charges, impairments, and DTE2 implementation charges. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Forward Looking Projections: 2007-2010

Reconciliations Non-Utility Operating Earnings in areas of Expected Future Capital Investment to Non-Utility Reported Earnings (excludes Corporate & Other) Use of Non-Utility Operating Earnings - DTE Energy management believes that non-utility operating earnings provides a more meaningful representation of the company's earnings from ongoing non-utility operations and uses this measure as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses this measure to gauge performance against budget and to report to the Board of Directors. Use of Non-Utility Operating Earnings in areas of Expected Future Capital Investment - DTE Energy management believes the use of this measure provides a meaningful depiction, for external communications with analysts and investors, of the earnings growth in the non-utility businesses where the company expects to invest significant capital in the future.

Reconciliations